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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 11, 2003
                                                  ---------------


                               Farrel Corporation
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(Exact name of registrant as specified in its chapter)


        Delaware                         0-19703                22-2689245
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(State or other jurisdiction           (Commission         (IRS Employer
of incorporation)                      File Number)        Identification No.)

25 Main Street, Ansonia, Connecticut                              06401
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  203 736 5500
                                                    ----------------------------



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(Former name or former address, if changed since last report)

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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 11, 2003, Farrel Corporation (the "Company") issued a press release setting forth certain financial data related to the Company's half-year and second-quarter 2003 financial results. A copy of the Company's press release is attached hereto as Exhibit (99) and is incorporated herein by reference.



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                                   SIGNATURES
                                   ----------

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                               FARREL CORPORATION
                               ------------------
                               REGISTRANT




DATE:      8/11/03                   /s/ Walter C. Lazarcheck
     ------------------------        --------------------------------------
                                     WALTER C. LAZARCHECK
                                     VICE PRESIDENT AND CHIEF FINANCIAL
                                     OFFICER
                                     (CHIEF ACCOUNTING OFFICER)